                                                                    Exhibit 10.6

                               DISTRIBUTION PLAN

     In connection with the spin-off described in the resolutions to which this Distribution Plan is attached, Spider Technologies, Inc. ("Spider") has issued shares of its capital stock (the "Spider Stock") to Intek Information, Inc. ("Intek"). The Spider Stock constitutes all of the currently issued and outstanding shares of the capital stock of Spider. Effective as of the close of business on November 5, 1999, the Spider Stock shall be distributed to the stockholders of Intek in accordance with the following:

---------------------------------------------------------------------------------------------------------------
         Spider Technologies, Inc.                                   Intek Information, Inc.
---------------------------------------------------------------------------------------------------------------
One share of Spider's Common Stock shall be                ... Each share of Intek's Common Stock
distributed on...
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
229 shares of Spider's Series A Preferred Stock shall      ... Each share of Intek's Series A Preferred Stock
be distributed on...
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
1.145 shares of Spider's Series A Preferred Stock shall    ... Each share of Intek's Series B Preferred Stock
be distributed on...
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
1.145 shares of Spider's Series A Preferred Stock shall    ... Each share of Intek's Series C Preferred Stock
be distributed on...
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
1.145 shares of Spider's Series A Preferred Stock shall    ... Each share of Intek's Series D Preferred Stock
be distributed on...
---------------------------------------------------------------------------------------------------------------
1.10 shares of Spider's Series A Preferred Stock shall     ... Each share of Intek's Series E Preferred Stock
be distributed on...
---------------------------------------------------------------------------------------------------------------

     Except for the right to receive the Spider Stock in accordance with the foregoing, none of the rights or obligations that a stockholder of Intek may have or be subject to by virtue of holding shares of the capital stock of Intek will attach to the Spider Stock received by such stockholder hereunder, including, without limitation, any contractual or statutory rights or obligations that such stockholder may have or be subject to under Intek's charter documents, the Amended and Restated Shareholders' and Voting Agreement dated as of April 16, 1999, as amended, or any registration rights agreements with Intek.

     Each stockholder of Intek will be obligated to pay all taxes and other governmental charges that may be imposed with respect to the issue or delivery of Spider Stock to such stockholder hereunder.

     No stock options to acquire securities of Spider arise or exist by virtue of or in respect of compensatory options to purchase securities of Intek.
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     The foregoing ratios result in the issuance of the number of shares of
Spider's Series A Preferred Stock that would have been issued if the full possible PIK Election for Intek Series A, B, C, D and E Preferred Stock provided for in the Amended and Restated Certificate of Incorporation of Intek adopted at or about the date of adoption of this Distribution Plan, had been made immediately prior to the record date for this distribution. Such calculation took into account that each share of Intek Series A Preferred Stock is convertible into 200 shares of Intek common stock and the distribution of Spider Series A Preferred Stock is effectively calculated on an "as-converted to common" basis.